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                                                                 Exhibit 10.22

                                                                EXECUTION COPY


                       MANAGEMENT OWNER PURCHASE AGREEMENT


                                  by and among


                        AFFILIATED MANAGERS GROUP, INC.,


                                       and


                       THE MANAGEMENT OWNER PARTIES HERETO


                           DATED AS OF AUGUST 28, 2001
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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

SECTION 1.  PURCHASE OF THE MANAGEMENT OWNERS' WY LLC INTERESTS..............2
      1.1   General..........................................................2
      1.2   Purchase Price; Delivery of LLC Interests........................2
      1.3   Time and Place of Closing........................................3
      1.4   Further Assurances...............................................3
      1.5   Transfer Taxes...................................................3
      1.6   Restated LLC Agreements..........................................3

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE MANAGEMENT OWNERS..........3
      2.1   Making of Representations and Warranties.........................3
      2.2   LLC Interests Owned by the Management Owners.....................3
      2.3   Authority of the Management Owners...............................4
      2.4   Investment Advisory Representation...............................4
      2.5   Agreements.......................................................5
      2.6   Good Health......................................................5
      2.7   Finder's Fee.....................................................5

SECTION 3.  COVENANTS OF THE MANAGEMENT OWNERS...............................5
      3.1   Making of Covenants and Agreements...............................5
      3.2   Conduct..........................................................5
      3.3   Notice of Default................................................6
      3.4   Consummation of Agreement........................................6
      3.5   Cooperation of the Management Owners.............................6
      3.6   Confidentiality..................................................6
      3.7   LLC Interests; Other Agreements..................................7

SECTION 4.  COVENANTS OF THE MANAGEMENT OWNERS AND AMG WITH RESPECT TO
              CERTAIN TAX MATTERS............................................7
      4.1   Section 197(f)(9)................................................7

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF AMG............................7
      5.1   Making of Representations and Warranties.........................7
      5.2   Organization.....................................................7
      5.3   Authority........................................................7
      5.4   Litigation.......................................................8
      5.5   Acquisition for Investment.......................................8
      5.6   Finder's Fee.....................................................9

SECTION 6.  COVENANTS OF AMG.................................................9
      6.1   Making of Covenants and Agreements...............................9


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      6.2   Notice of Default................................................9
      6.3   Consummation of Agreement........................................9

SECTION 7.  CONDITIONS TO THE OBLIGATIONS OF AMG.............................9
      7.1   Representations, Warranties and Covenants........................9
      7.2   Delivery........................................................10
      7.3   Insurance.......................................................10
      7.4   Purchase Agreement Closing......................................10

SECTION 8.  CONDITIONS TO OBLIGATIONS OF THE MANAGEMENT OWNERS..............10
      8.1   Representations, Warranties and Covenants.......................11
      8.2   Delivery........................................................11
      8.3   Purchase Agreement Closing......................................11

SECTION 9.  TERMINATION OF AGREEMENT; RIGHTS TO PROCEED.....................11
      9.1   Termination.....................................................11
      9.2   Effect of Termination...........................................11
      9.3   Right to Proceed................................................12

SECTION 10. BREACHES OF REPRESENTATIONS, ETC................................12
      10.1  Satisfaction of Obligations.....................................12
      10.2  Related Matters.................................................12
      10.3  Survival of Representations, Warranties, Covenants and
              Agreements....................................................13

SECTION 11. DEFINITIONS.....................................................13
      11.1  Definitions.....................................................13

SECTION 12. MISCELLANEOUS...................................................16
      12.1  Fees and Expenses...............................................16
      12.2  Dispute Resolution..............................................17
      12.3  Waivers.........................................................17
      12.4  Governing Law...................................................17
      12.5  Notices.........................................................17
      12.6  Entire Agreement................................................18
      12.7  Assignability; Binding Effect...................................19
      12.8  Captions and Gender.............................................19
      12.9  Execution in Counterparts.......................................19
      12.10 Amendments......................................................19
      12.11 Publicity and Disclosures.......................................19
      12.12 Consent to Jurisdiction.........................................19
      12.13 Consent.........................................................20


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                                    SCHEDULES

Schedule 1.2         Allocation of Management Owner Purchase Price
Schedule 2.2         LLC Interests Owned by the Management Owners
Schedule 2.5(a)      Certain Agreements
Schedule 2.5(b)      Certain Relationships
Schedule 3.7         Certain Agreements

                                    EXHIBITS

Exhibit 7.2(b)       Form of Release


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                       MANAGEMENT OWNER PURCHASE AGREEMENT

            This MANAGEMENT OWNER PURCHASE AGREEMENT (the "Agreement") is entered into as of August 28, 2001, by and among Affiliated Managers Group, Inc., a Delaware corporation ("AMG"), William D'Alonzo ("WD"), John Ragard ("JR"), John Fenn ("JF" and, collectively with WD, JR and Foster Friess ("FF"), the "Majority Management Owners") and each of the other Management Owners identified as such on the signature pages hereto (the Majority Management Owners and such other identified Management Owners, collectively, the "Management Owners").

                              W I T N E S S E T H:

            WHEREAS, Friess Associates, LLC, a Delaware limited liability company (the "WY LLC"), is engaged in the business of providing Investment Management Services;

            WHEREAS, all of the issued and outstanding membership interests in the WY LLC (the "WY LLC Interests") are owned of record and beneficially by Friess Associates, Inc., a Delaware corporation ("FAI"), NCCF Support, Inc., a Georgia non-profit corporation ("NCCF"), The Community Foundation of Jackson Hole, a Wyoming non-profit corporation ("CFJH" and, collectively with NCCF, the "Charities"), and the Management Owners (other than FF);

            WHEREAS, on the terms and subject to the conditions set forth in that certain Purchase Agreement of even date herewith (the "Purchase Agreement") among AMG, FAI, Friess Associates of Delaware, Inc., a Delaware corporation and an Affiliate of FAI ("FAID" and, collectively with FAI, the "Friess Companies"), the stockholders of FAI and FAID and the Charities, AMG has agreed (among other things) to cause FA (WY) Acquisition Company, Inc., a Delaware corporation and a wholly owned subsidiary of AMG ("FA (WY) Acquisition"), to purchase from FAI and each of the Charities certain of the WY LLC Interests owned by FAI and all of the WY LLC Interests owned by the Charities;

            WHEREAS, on the terms and subject to the conditions set forth herein, AMG has agreed to cause FA (WY) Acquisition to purchase from each Management Owner (other than FF) at the Closing (as defined herein) all of the WY LLC Interests owned by such Management Owner;

            WHEREAS, as a condition precedent to AMG's willingness to enter into this Agreement and the Purchase Agreement and to consummate the transactions contemplated hereby and thereby, and as a material component of the sale of the WY LLC's business provided for herein and therein, (i) each of the Majority Management Owners has entered into an Employment Agreement with either Friess Associates of Delaware, LLC, a Delaware limited liability company and an Affiliate of the WY LLC (the "DE LLC" and, collectively with the WY LLC, the "LLCs"), and FA (DE) Acquisition Company, LLC, a Delaware limited liability company and a wholly owned subsidiary of AMG ("FA (DE) Acquisition"), or the WY LLC and FA (WY) Acquisition, in each case dated as of the date hereof (collectively, the "Employment Agreements"), and (ii) each of the other Management Owners has entered into a Non-Solicitation/Non-Disclosure Agreement with either the DE LLC and FA (DE) Acquisition, or the
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WY LLC and FA (WY) Acquisition, in each case dated as of the date hereof
(collectively, the "Non-Solicitation Agreements"); and

            WHEREAS, (i) FAID, FA (DE) Acquisition and each of the Management Owners has executed and delivered the Amended and Restated Limited Liability Company Agreement of the DE LLC (the "Restated DE LLC Agreement"), and (ii) FAI, FA (WY) Acquisition and each of the Management Owners has executed and delivered the Amended and Restated Limited Liability Company Agreement of the WY LLC (the "Restated WY LLC Agreement" and, collectively with the Restated DE LLC Agreement, the "Restated LLC Agreements"), each such agreement to become effective as of (and subject to) the Closing.

            NOW, THEREFORE, in order to consummate the transactions contemplated hereby, and in consideration of the mutual agreements set forth herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. PURCHASE OF THE MANAGEMENT OWNERS' WY LLC INTERESTS.

            1.1 GENERAL. Upon the terms contained in this Agreement (including without limitation the conditions contained in Section 7), and on the basis of the representations, warranties and covenants herein set forth, AMG hereby agrees to cause FA (WY) Acquisition to purchase from each Management Owner (other than FF), and each Management Owner (other than FF) hereby agrees to sell to FA (WY) Acquisition, at the Closing all of the WY LLC Interests owned by such Management Owner (collectively, the "Management Owner Purchase").

            1.2 PURCHASE PRICE; DELIVERY OF LLC INTERESTS.

            (a) Upon the terms contained in this Agreement (including without limitation the conditions contained in Section 7), at the Closing AMG shall cause FA (WY) Acquisition to deliver by wire transfer to each Management Owner (other than FF), at bank accounts to be designated in writing by the WY LLC (which shall obtain such information from the Management Owners) to AMG at least two (2) business days prior to the Closing Date, the amount set forth opposite such Management Owner's name on SCHEDULE 1.2 hereto, in immediately available funds, in full consideration for the sale to AMG of the WY LLC Interests owned by such Management Owner.

            (b) At the Closing, upon the terms contained in this Agreement (including without limitation the conditions contained in Section 8), each Management Owner (other than FF) shall deliver to FA (WY) Acquisition all of the WY LLC Interests owned by such Management Owner, including any certificates representing such interests duly endorsed for transfer to FA (WY) Acquisition or, if there are no certificates representing such interests, other customary written evidence of transfer, in either case in form and substance reasonably satisfactory to AMG, together with such other customary transfer documentation as AMG has reasonably requested.


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            (c) The Management Owner Purchase Price shall be allocated among the assets and liabilities of the WY LLC in a manner consistent with the allocation of the purchase price paid under the Purchase Agreement in respect of the purchase of WY LLC Interests thereunder (the "Management Owner Purchase Price Allocation"). AMG and each of the Management Owners (other than FF) agrees to file all tax returns and make all other necessary filings consistent with the Management Owner Purchase Price Allocation.

            1.3 TIME AND PLACE OF CLOSING. The closing of the Management Owner Purchase (the "Closing") shall be held at the same place as, and immediately prior to the occurrence (if any) of, the closing of the purchase and sale provided for in Section 1 of the Purchase Agreement (the "Purchase Agreement Closing").

            1.4 FURTHER ASSURANCES. The Management Owners shall, from time to time after the Closing, at the reasonable request of AMG and without further consideration, execute and deliver further customary instruments of transfer and assignment and take such other customary actions as AMG reasonably requests to fully implement the provisions of this Agreement.

            1.5 TRANSFER TAXES. All transfer taxes and similar fees and duties under applicable law incurred in connection with the Management Owner Purchase will be borne and paid by FA (WY) Acquisition, and FA (WY) Acquisition shall promptly reimburse the Management Owners for any such tax, fee or duty which any of them is required to pay under applicable law.

            1.6 RESTATED LLC AGREEMENTS. The parties hereto agree that each of the Restated LLC Agreements shall become effective as of the Purchase Agreement Closing.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE MANAGEMENT OWNERS.

            2.1 MAKING OF REPRESENTATIONS AND WARRANTIES. As a material inducement to AMG to enter into this Agreement and consummate the transactions contemplated hereby, each of the Majority Management Owners (other than FF) and the other Management Owners hereby severally makes to AMG, as of the date hereof and as of the Closing Date, the representations and warranties set forth in this
Section 2 with respect to such Management Owner. From and after the Closing, none of the Management Owners shall have any right of indemnity or contribution from either of the LLCs (or any other right against either of the LLCs) with respect to any breach of any representation or warranty hereunder.

            2.2 LLC INTERESTS OWNED BY THE MANAGEMENT OWNERS. Such Management Owner owns of record and beneficially the WY LLC Interests (including with respect to capital account balance and Subordinated LLC Points) set forth opposite such Management Owner's name in SCHEDULE 2.2 hereto. Such WY LLC Interests are, and when delivered by such Management Owner to AMG pursuant to this Agreement will be, free and clear of any and all Claims (other than restrictions on transfer contained in the limited liability company agreement


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of the DE LLC and the WY LLC). The LLC Interests set forth opposite such
Management Owner's name in SCHEDULE 2.2 hereto are the only membership or other ownership interests in either the WY LLC or the DE LLC held by such Management Owner (other than any such ownership interests created by the Restated LLC Agreements).

            2.3 AUTHORITY OF THE MANAGEMENT OWNERS. Such Management Owner has full right, authority, power and capacity to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of such Management Owner pursuant to, or as contemplated by, this Agreement and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by each Management Owner of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action of (or on the part of) such Management Owner, and no other action on the part of such Management Owner is required in connection therewith. This Agreement and each agreement, document and instrument executed and delivered by such Management Owner pursuant to, or as contemplated by, this Agreement (including without limitation each of the Transaction Documents to which such Management Owner is a party) constitutes, or when executed and delivered will constitute, a valid and binding obligation of such Management Owner, enforceable against such Management Owner in accordance with its terms, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement and each such other agreement, document and instrument by such Management Owner and the consummation of the transactions contemplated hereby and thereby:

            (i) does not and will not violate any Laws and Regulations applicable to such Management Owner or by which such Management Owner's assets are bound, or require such Management Owner to obtain any approval, consent or waiver of, or make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made; and

            (ii) does not and will not result in a breach of, constitute a default under, accelerate any material obligation under, or give rise to a right of termination of, any material agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Management Owner is a party or by which the property of such Management Owner is bound or affected, or result in the creation or imposition of any Claim on such Management Owner's interest in the WY LLC (including without limitation the WY LLC Interests).

            2.4 INVESTMENT ADVISORY REPRESENTATION. Except for his or her own account and advice given to members of such Majority Management Owner's Immediate Family (which such Majority Management Owner is managing without a fee or any other remuneration), such Majority Management Owner does not provide Investment Management Services to any Person, other than on behalf of the Friess Companies or the WY LLC pursuant to an investment advisory agreement between one of the Friess Companies or the WY LLC and a client thereof.


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            2.5 AGREEMENTS.

            (a) Except as set forth in SCHEDULE 2.5(a), such Majority Management Owner is not a party to any employment, non-competition, trade secret or confidentiality agreement, arrangement or understanding with any party other than the Friess Companies and the LLCs. There are no agreements or arrangements not contained herein or disclosed in a Schedule to the Purchase Agreement to which such Majority Management Owner is a party relating to the business of either of the Friess Companies or the LLCs or to such Majority Management Owner's rights and obligations as a stockholder, member, director, officer or employee of either of the Friess Companies or the LLCs.

            (b) Except as set forth in SCHEDULE 2.5(b), such Majority Management Owner does not own, directly or indirectly on an individual or joint basis, any interest (excluding passive investments in the shares of any enterprise which are publicly traded, PROVIDED such Majority Management Owner's holdings therein, together with any holdings of his or her Affiliates and members of his or her Immediate Family members, are less than five percent (5%) of the outstanding shares of comparable interest in such entity in the aggregate) in, or serve as an employee, independent contractor, officer, director or in another similar capacity of, any competitor or client of the Friess Companies or the LLCs or any other organization which has or during the past one (1) year has had a material contract or arrangement with the Friess Companies or the LLCs.

            2.6 GOOD HEALTH. Such Majority Management Owner is in good health as of the date of this Agreement, and as of the Closing will have given true and complete responses to all questions asked by insurance brokers and other insurance company agents in connection with the transactions contemplated hereby.

            2.7 FINDER'S FEE. Such Management Owner has not incurred, become liable for or otherwise entered into any contract or agreement with respect to any broker's commission, finder's fee or similar payment relating to or in connection with the transactions contemplated by this Agreement.

SECTION 3. COVENANTS OF THE MANAGEMENT OWNERS.

            3.1 MAKING OF COVENANTS AND AGREEMENTS. Each of the Management Owners (other than FF) hereby severally makes the covenants and agreements set forth in this Section 3. After the Closing, none of the Management Owners shall have any right of indemnity or contribution from either of the LLCs (or any other right against either of the LLCs) with respect to the breach of any covenant or agreement hereunder.

            3.2 CONDUCT. Between the date of this Agreement and the Closing, without the prior written consent of AMG no Management Owner will take any action that would reasonably be expected to result in any of the representations and warranties with respect to such Management Owner set forth in Section 2 becoming false or inaccurate in any material respect.


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            3.3 NOTICE OF DEFAULT. Promptly upon the occurrence of, or promptly upon a Management Owner becoming aware of the threatened occurrence of, any event which would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to such Management Owner prior to the date hereof, of any of the representations, warranties or covenants of such Management Owner contained in or referred to in this Agreement, such Management Owner shall give written notice thereof to AMG in reasonable detail, and such Management Owner shall use his or her respective reasonable best efforts to prevent or promptly remedy the same.

            3.4 CONSUMMATION OF AGREEMENT. Each of the Management Owners shall use his or her reasonable best efforts (except to the extent a different standard is expressly provided for under another provision of this Agreement with respect to particular obligations) to perform and fulfill all conditions and obligations to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be fully carried out.

            3.5 COOPERATION OF THE MANAGEMENT OWNERS. Each of the Management Owners shall cooperate with all reasonable requests of AMG and AMG's counsel and auditors in connection with the consummation of the transactions contemplated hereby. In addition, each of the Majority Management Owners shall (i) cooperate fully, as and to the extent requested by AMG or AMG's counsel or auditors, in connection with any litigation or other proceedings between AMG and a third party (other than the other Management Owners, the Friess Companies or the LLCs) arising in connection with the transactions contemplated hereby or by the Purchase Agreement, and (ii) cooperate in all reasonable respects with the Friess Companies and AMG in connection with the consummation of the transactions contemplated by the Purchase Agreement (and the making of any filings required in connection therewith). Each of the Management Owners shall file his or her tax returns (and will take tax positions) in a manner consistent with the provisions relating to the filing of Tax Returns set forth in the Purchase Agreement.

            3.6 CONFIDENTIALITY. Each of the Management Owners agrees that, unless and until the Closing has been consummated, such Management Owner and his or her Affiliates, agents and representatives will hold in strict confidence, and will not use, any confidential or proprietary data or information obtained from AMG with respect to its business or financial condition except for the purpose of evaluating, negotiating and completing the transaction contemplated hereby. Information generally known in AMG's industry or which has been disclosed to the Management Owners by third parties which have a right to do so shall not be deemed confidential or proprietary information for purposes of this Agreement. If the transactions contemplated by this Agreement are not consummated, each of the Management Owners will return, and cause his or her respective Affiliates' agents and representatives to return, to AMG (or certify that they have destroyed) all copies of such data and information, including but not limited to financial information, customer lists, business and corporate records, worksheets, test reports, tax returns, lists, memoranda, and other documents prepared by or made available by AMG to such Management Owner (and/or to his or her respective Affiliates, agents and representatives) in connection with the transactions contemplated hereby.


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            3.7 LLC INTERESTS; OTHER AGREEMENTS. Between the date of this
Agreement and the Closing, none of the Management Owners will sell, assign, pledge, subject to a Claim or otherwise transfer or restrict such Management Owner's WY LLC Interests without the prior written consent of AMG. Without the prior written consent of AMG and except as set forth in SCHEDULE 3.7, none of the Management Owners shall enter into any side letters or other agreements in connection with this Agreement or the Purchase Agreement.

SECTION 4. COVENANTS OF THE MANAGEMENT OWNERS AND AMG WITH RESPECT TO CERTAIN
           TAX MATTERS.

            4.1 SECTION 197(f)(9). The parties hereto will use their respective reasonable efforts to amend the structure of the transactions contemplated hereby if necessary in order to avoid the application of the anti-churning rules of Section 197(f)(9) of the Code (PROVIDED that no party shall be required to agree to any changes that could materially adversely affect such party as determined in its sole discretion).

SECTION 5. REPRESENTATIONS AND WARRANTIES OF AMG.

            5.1 MAKING OF REPRESENTATIONS AND WARRANTIES. As a material inducement to each of the Management Owners (other than FF) to enter into this Agreement and consummate the transactions contemplated hereby, AMG hereby makes to each of the Management Owners (other than FF), as of the date hereof and as of the Closing Date, the representations and warranties contained in this
Section 5.

            5.2 ORGANIZATION. Each of AMG and FA (WY) Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own or lease its assets and other properties and to conduct its business in the manner and in the places where such assets and other properties are owned or leased or such business is conducted by it.

            5.3 AUTHORITY. AMG has full right, authority and power to enter into this Agreement, the Purchase Agreement and each agreement, document and instrument to be executed and delivered by AMG pursuant to or as contemplated by, this Agreement and the Purchase Agreement and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by AMG of this Agreement, the Purchase Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action of AMG and no other action on the part of AMG is required in connection therewith. This Agreement, the Purchase Agreement and each other agreement, document and instrument executed and delivered by AMG pursuant to this Agreement (including without limitation each of the Transaction Documents to which AMG is a party) constitute, or when executed and delivered will constitute, valid and binding obligations of AMG enforceable in accordance with their terms, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or similar laws affecting creditors' rights generally. The execution, delivery and


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performance by AMG of this Agreement, the Purchase Agreement and each such agreement, document and instrument and the consummation of the transactions contemplated hereby and thereby:

            (i) does not and will not violate any provision of the Certificate of Incorporation or by-laws of AMG, each as amended to the date hereof;

            (ii) does not and will not violate any Laws and Regulations applicable to AMG or require AMG to obtain any approval, consent or waiver of, or make any filing with, any person or entity (governmental or otherwise) which has not been obtained or made (other than any filings required to be made pursuant to the Exchange Act or with any stock exchange in connection with the transactions contemplated hereby); and

            (iii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under, or give rise to a right of termination of any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which AMG is a party and which is material to the business and financial condition of AMG and its affiliated organizations on a consolidated basis.

            5.4 LITIGATION. There is no litigation or other action, suit or proceeding pending or, to the knowledge of AMG, threatened against AMG, FA (WY) Acquisition or, to AMG's knowledge, investigations, at law or in equity, by or before any federal, state, municipal or other governmental department, commission, bureau, board, agency or instrumentality, domestic or foreign (including, without limitation, any voluntary or involuntary proceedings under the Bankruptcy Code or any action, suit, proceeding or investigation under any Federal or state securities law, rule or regulation) in which AMG, FA (WY) Acquisition or any director, officer or employee of either of them is engaged or with which either of them is threatened which would reasonably be expected (individually or in the aggregate) to prevent the consummation by AMG of the transactions contemplated by this Agreement, the Purchase Agreement or the other agreements, documents and instruments contemplated hereby or thereby, or which seeks damages from any such Person in connection with the transactions contemplated hereby or thereby which would reasonably be expected (individually or in the aggregate) to have a Material Adverse Effect on AMG.

            5.5 ACQUISITION FOR INVESTMENT. Each of AMG and FA (WY) Acquisition has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of the WY LLC Interests being sold by the Management Owners hereunder. AMG represents and warrants that each of AMG and FA (WY) Acquisition is an "accredited investor" within the meaning of Rule 501 under the Securities Act. AMG confirms that the Management Owners have made available to each of AMG and FA (WY) Acquisition the opportunity to ask questions of the Management Owners, and to acquire additional information about the business and financial condition of the Friess Companies and the LLCs. Each of AMG and FA (WY) Acquisition is acquiring the WY LLC Interests for investment and not with a view toward or for sale in connection with any distribution thereof in violation of any federal or state securities or "blue sky" law, or with any present intention of


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distributing or selling such shares in violation of any federal or state securities or "blue sky" law. Each of AMG and FA (WY) Acquisition understands and agrees that the WY LLC Interests may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except pursuant to an exemption from such registration available under the Securities Act, and without compliance with state, local and foreign securities laws, in each case, to the extent applicable.

            5.6 FINDER'S FEE. Neither of AMG or FA (WY) Acquisition has incurred, become liable for or otherwise entered into any contract or agreement with respect to any broker's commission, finder's fee or similar payment relating to or in connection with the transactions contemplated by this Agreement.

SECTION 6. COVENANTS OF AMG.

            6.1 MAKING OF COVENANTS AND AGREEMENTS. AMG hereby makes the covenants and agreements set forth in this Section 6.

            6.2 NOTICE OF DEFAULT. Promptly upon the occurrence of, or promptly upon AMG becoming aware of the impending or threatened occurrence of, any event which would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to AMG prior to the date hereof, of any of the representations, warranties or covenants of AMG contained in or referred to in this Agreement or in any Schedule or Exhibit referred to in this Agreement, AMG shall give written notice thereof to the Management Owners.

            6.3 CONSUMMATION OF AGREEMENT. AMG shall use its reasonable best efforts to perform and fulfill all conditions and obligations to be performed and fulfilled by it under this Agreement, to the end that the transactions contemplated by this Agreement shall be fully carried out.

SECTION 7. CONDITIONS TO THE OBLIGATIONS OF AMG.

            The obligation of AMG to consummate the transactions contemplated by this Agreement is subject to the fulfillment (or waiver by AMG), prior to or at the Closing, of the following conditions precedent:

            7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) Each of the representations and warranties of the Management Owners contained in this Agreement or, in the case of the Majority Management Owners, in any of the Restated LLC Agreements or the Employment Agreements, in each case shall be true and complete in all material respects (except for such representations and warranties that are qualified by their terms as to materiality or Material Adverse Effect, which representations and warranties as so qualified shall be true in all respects) as of the date of this Agreement and at and as of the Closing; PROVIDED, HOWEVER, that the accuracy of any representation or warranty that by its terms speaks only as of a specified date shall be determined solely as of such date.

            (b) Each of the agreements to be performed by any of the Management Owners (other than FF) hereunder and under the other agreements, documents and instruments contemplated hereby at or prior to the Closing shall have been duly performed in all material respects.

            (c) Each of the Management Owners (other than FF) shall have furnished AMG with a certificate or certificates dated as of the date of the Closing with respect to each of the foregoing.

            7.2 DELIVERY. Each of the Management Owners (other than FF) shall have executed and delivered to AMG (or shall have caused to be executed and delivered to AMG by the appropriate Person, where applicable) the following:

            (a) true and complete copies of each of the agreements, documents and instruments contemplated hereby to which such Management Owner is a party (including, without limitation, the Restated LLC Agreements), and all agreements, documents, instruments and certificates delivered or to be delivered by such Management Owner in connection therewith;

            (b) a release of the LLCs from all liabilities, other than those arising out of the transactions and agreements contemplated hereby, from each of the Management Owners, in the form attached hereto as EXHIBIT 7.2(b).

            (c) such other certificates and documents as are required hereby or are customary and reasonably requested by AMG.

            7.3 INSURANCE. AMG shall have received such evidence as it shall deem necessary or appropriate as to the insurability of each of the Majority Management Owners with respect to both key-man life insurance and disability insurance policies, in such amounts as AMG shall reasonably have determined.

            7.4 PURCHASE AGREEMENT CLOSING. Each of the conditions to the Purchase Agreement Closing set forth in the Purchase Agreement shall have been (and shall remain) satisfied or waived, and the Purchase Agreement Closing shall be set to occur as of immediately following the Closing hereunder.

SECTION 8. CONDITIONS TO OBLIGATIONS OF THE MANAGEMENT OWNERS.

            The obligation of each of the Management Owners (other than FF) to consummate the transactions contemplated by this Agreement is subject to the fulfillment (or waiver by the Management Owners), prior to or at the Closing, of the following conditions precedent:

            8.1 REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) Each of the representations and warranties of AMG made to the Management Owners (other than FF) and contained in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms as to materiality, which representations or warranties as so qualified shall be true in all respects) as of the date of this Agreement and at and as of the Closing; PROVIDED, HOWEVER, that the accuracy of any representation or warranty that by its terms speaks only as of a specified date shall be determined solely as of such date.

            (b) Each of the agreements with the Management Owners (other than FF) to be performed by AMG hereunder and under the other agreements, documents and instruments contemplated hereby at or prior to the Closing shall have been duly performed in all material respects.

            (c) AMG shall have furnished the Management Owners (other than FF) with a certificate dated as of the date of the Closing to the foregoing effect.

            8.2 DELIVERY. AMG shall have executed and delivered to the Management Owners (other than FF) true and complete copies of each of the agreements, documents and instruments contemplated hereby to which AMG and any Management Owner (other than FF) is a party, and all agreements, documents, instruments and certificates delivered or to be delivered by AMG to such Management Owner in connection therewith.

            8.3 PURCHASE AGREEMENT CLOSING. Each of the conditions to the Purchase Agreement Closing shall have been (and shall remain) satisfied or waived, and the Purchase Agreement Closing shall be set to occur as of immediately following the Closing hereunder.

SECTION 9. TERMINATION OF AGREEMENT; RIGHTS TO PROCEED.

            9.1 TERMINATION. This Agreement shall automatically terminate upon a termination of the Purchase Agreement pursuant Section 11 thereof occurring at any time prior to the Closing (and, for the avoidance of doubt, no party hereto otherwise shall have the right to terminate this Agreement except upon the unanimous written agreement of all parties hereto).

            9.2 EFFECT OF TERMINATION. All obligations of the parties hereunder shall cease upon any termination pursuant to Section 9.1; PROVIDED, HOWEVER, that (a) the provisions of this Section 9, Section 3.6 and the provisions of
Section 12 hereof shall survive any termination of this Agreement; and (b) nothing herein shall relieve any party from any liability for (i) any material breach of a representation or warranty of such party contained herein (except for such representations and warranties that are qualified by their terms as to materiality or Material Adverse Effect, with respect to which a party shall be liable for any breach) as of the date such representation or warranty was made, PROVIDED that no party shall have liability for any material breach of representation or warranty unless such party knew or should have known of such breach at the time such representation or warranty was made, or (ii) any failure to perform and satisfy in all material respects all of the agreements and covenants of such party to be performed hereunder and under the agreements, documents and instruments contemplated hereby at or prior to the Closing.

            9.3 RIGHT TO PROCEED. Anything in this Agreement to the contrary notwithstanding, (i) if any of the conditions specified in Section 7 hereof have not been satisfied, AMG shall have the right to elect to proceed with the transactions contemplated hereby without waiving any of its rights hereunder, and (ii) if any of the conditions specified in Section 8 hereof have not been satisfied, any Management Owner shall have the right to elect to proceed with the transactions contemplated hereby without waiving any of his or her rights hereunder.

SECTION 10. BREACHES OF REPRESENTATIONS, ETC.

            10.1 SATISFACTION OF OBLIGATIONS. In order to satisfy any liability of a Management Owner (other than FF) for damages, losses, costs and expenses of AMG and its subsidiaries and Affiliates (and their respective officers, directors, members, employees, agents and representatives) resulting from, arising out of or based upon a breach of any representation, warranty, covenant or agreement of such Management Owner under this Agreement or under any agreement, document or instrument contemplated hereby, AMG shall have the right (in addition to collecting directly from such Management Owner) to set off its claims against (a) any and all amounts of interest and principal under any promissory note issued to such Management Owner pursuant to the provisions of
Section 3.11 of either of the Restated LLC Agreements (whether or not then due and payable), and/or (b) any and all amounts to be distributed to such Management Owner by either of the LLCs, whether or not such right of set-off is specifically provided for in the relevant Restated LLC Agreement, and/or (c) any and all amounts owed or which become owed to such Management Owner or any Permitted Transferee (as such term is defined in the relevant Restated LLC Agreement) of such Management Owner by the Manager Member (as such term is defined in the Restated LLC Agreements) or any of its Affiliates pursuant to the provisions of Sections 3.11 or 7.1 of either of the Restated LLC Agreements; PROVIDED, HOWEVER, that the offset right described in clause (b) of this sentence shall only be available to AMG from and after the rendering of a settlement, judgment or arbitral decision establishing such liability of such Management Owner.

            10.2 RELATED MATTERS. Each of the Management Owners (other than FF) and AMG agrees to treat any payment made by such Management Owner in respect of a liability described in Section 10.1 above (or any such payment that would have been made but for the operation of any offset provision contained in this Agreement or one of the Restated LLC Agreements) as an adjustment to the portion of the Management Owner Purchase Price paid to such Management Owner for federal, state, local and foreign income tax purposes.

            10.3 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. Each of the representations, warranties, covenants and agreements contained herein or in any schedule, exhibit or certificate delivered by any party to any other parties incident to the transactions contemplated hereby are material and shall be deemed to have been relied upon by the other parties. Each of the representations and warranties contained herein or in any schedule, exhibit or certificate delivered by any party to any other parties incident to the transactions contemplated hereby shall survive the Closing until the second anniversary of the date of the Closing, except for the representations and warranties made in Sections 2.2, 2.3, 2.7, 5.3 and 5.6, which shall survive indefinitely. The expiration of any representation or warranty shall not affect any claim asserted in writing by a party hereto prior to the date of such expiration in the manner provided in this Section 10. All covenants and agreements contained herein or in any schedule, exhibit or certificate delivered by any party to any other parties incident to the transactions contemplated hereby not fully performed prior to the Closing shall survive the Closing and continue thereafter until fully performed (except to the extent such covenants or agreements are by their terms to be performed solely prior to Closing and performance thereof is waived in conjunction with the Closing). Any investigation, audit or other examination that may have been made or may be made at any time by or on behalf of the party to whom any such representation or warranty is made shall not limit or diminish such representations and warranties, and the parties may rely on the representations and warranties set forth in this Agreement irrespective of any information obtained by them by any investigation, audit or examination or otherwise.

SECTION 11. DEFINITIONS.

            11.1 DEFINITIONS. For purposes of this Agreement and the Exhibits and Schedules hereto, the following terms shall have the respective meanings set forth in this Section 11.1:

            "AFFILIATE" shall mean with respect to any person or entity (herein the "first party"), any other person or entity that directly or indirectly controls, or is controlled by, or is under common control with, such first party. The term "control" as used herein (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to (a) vote twenty-five percent (25%) or more of the outstanding voting securities of such person or entity, or (b) otherwise direct the management or policies of such person or entity by contract or otherwise.

            "AGREEMENT" shall have the meaning specified in the preamble hereto.

            "AMG" shall have the meaning specified in the preamble hereto.

            "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy" as the same may be amended, modified, succeeded or replaced, from time to time.

            "CFJH" shall have the meaning specified in the recitals hereto.

            "CHARITIES" shall have the meaning specified in the recitals hereto.

            "CLAIMS" shall mean any restrictions, liens, claims, charges, security interests, assignments, mortgages, deposit arrangements, pledges or encumbrances of any kind or nature whatsoever, excluding restrictions on transferability imposed by federal and state securities laws.

            "CLOSING" shall have the meaning specified in Section 1.3 hereof.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor code thereto. For purposes of this Agreement, all references to Sections of the Code shall include any predecessor provisions to such Sections and any similar provisions of federal, state, local or foreign law.

            "DE LLC" shall have the meaning specified in the recitals hereto.

            "EMPLOYMENT AGREEMENTS" shall have the meaning specified in the recitals hereto.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor to such Act.

            "FA (DE) ACQUISITION" shall have the meaning specified in the recitals hereto.

            "FA (WY) ACQUISITION" shall have the meaning specified in the recitals hereto.

            "FAI" shall have the meaning specified in the recitals hereto.

            "FAID" shall have the meaning specified in the recitals hereto.

            "FF" shall have the meaning specified in the preamble hereto.

            "FRIESS COMPANIES" shall have the meaning specified in the recitals hereto.

            "IMMEDIATE FAMILY" shall mean, with respect to any natural person,
(a) such person's spouse, parents, grandparents, children, grandchildren and siblings and (b) such person's former spouse(s) and current spouses of such person's children, grandchildren and siblings and (c) estates, trusts, partnerships and other entities of which substantially all of the interest is held directly or indirectly by the foregoing.

            "INVESTMENT ADVISERS ACT" shall mean the Investment Advisers Act of 1940, as the same may be amended from time to time, and any successor to such act.

            "INVESTMENT MANAGEMENT SERVICES" shall mean any services which involve (a) the management of an investment account or fund (or portions thereof or a group of investment accounts or funds) for compensation, (b) the giving of advice with respect to the investment and/or reinvestment of assets or funds (or any group of assets or funds) for compensation or (c) otherwise acting as an "investment adviser" within the meaning of the Investment Advisers Act of 1940, (as the same may be amended from time to time, and any successor to such act), and performing activities related or incidental thereto.

            "JF" shall have the meaning specified in the preamble hereto.

            "JR" shall have the meaning specified in the preamble hereto.

            "LAWS AND REGULATIONS" shall mean, collectively, all laws and governmental rules and regulations, domestic or foreign, including, without limitation, the Investment Advisers Act of 1940, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Securities Act of 1933 and the regulations promulgated under each of the foregoing, all laws regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, the rules and regulations of self-regulatory organizations including, without limitation, the National Association of Securities Dealers, Inc., and each applicable exchange (as defined under the Securities Exchange Act of 1934); and all other foreign, federal or state securities laws and regulations applicable to the business or affairs or properties or assets of either of the Friess Companies or the LLCs or any Management Owner.

            "LLCS" shall have the meaning specified in the recitals hereto.

            "MAJORITY MANAGEMENT OWNERS" shall have the meaning specified in the preamble hereto.

            "MANAGEMENT OWNERS" shall have the meaning specified in the preamble hereto.

            "MANAGEMENT OWNER PURCHASE" shall have the meaning specified in
Section 1.1 hereof.

            "MANAGEMENT OWNER PURCHASE PRICE" shall mean the sum of the amounts paid to the Management Owners (other than FF) at the Closing pursuant to Section 1.2(a) hereof.

            "MANAGEMENT OWNER PURCHASE PRICE ALLOCATION" shall have the meaning specified in Section 1.2(c) hereof.

            "MATERIAL ADVERSE EFFECT" shall mean, with respect to a Person, a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects of such Person and its subsidiaries, taken as a whole (and in the case of a "Material Adverse Effect on the Friess Companies" or a "Material Adverse Effect on the LLCs", shall mean the Friess Companies or the LLCs, as applicable, in either case taken together as a whole).

            "NCCF" shall have the meaning specified in the recitals hereto.

            "NON-SOLICITATION AGREEMENTS" shall have the meaning specified in the recitals hereto.

            "PERSON" shall mean any individual, partnership (general or limited), corporation, limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

            "PURCHASE AGREEMENT" shall have the meaning specified in the recitals hereto.

            "PURCHASE AGREEMENT CLOSING" shall have the meaning specified in
Section 1.3 hereof.

            "RESTATED DE LLC AGREEMENT" shall have the meaning specified in the recitals hereto.

            "RESTATED LLC AGREEMENTS" shall have the meaning specified in the recitals hereto.

            "RESTATED WY LLC AGREEMENT" shall have the meaning specified in the recitals hereto.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as the same may be amended from time to time, and any successor to such act.

            "TRANSACTION DOCUMENTS" shall mean, collectively, this Agreement and each of the other agreements, documents, instruments, certificates, exhibits and schedules delivered by any of the Friess Companies, the LLCs, the Charities, the holders of capital stock in the Friess Companies or the Management Owners pursuant to or as contemplated by this Agreement (including without limitation the Restated LLC Agreements, the Employment Agreements and the Non-Solicitation Agreements).

            "WD" shall have the meaning specified in the preamble hereto.

            "WY LLC" shall have the meaning specified in the recitals hereto.

            "WY LLC INTERESTS" shall have the meaning specified in the recitals hereto.

SECTION 12. MISCELLANEOUS.

            12.1 FEES AND EXPENSES. AMG shall pay its own expenses incident to the negotiation and consummation of the transactions contemplated by this Agreement and the agreements, instruments and documents contemplated hereby. Each Management Owner (other than FF) shall pay his or her own expenses incident to the negotiation and consummation of the transactions contemplated by this Agreement and the agreements, instruments and documents contemplated hereby (except to the extent otherwise expressly contemplated by Section 1.5 hereof).

            12.2 DISPUTE RESOLUTION. All disputes arising in connection with this Agreement shall be resolved by binding arbitration in accordance with the applicable rules of the American Arbitration Association. The arbitration shall be held in Wilmington, Delaware before a single arbitrator selected in accordance with Section 12 of the American Arbitration Association Commercial Arbitration Rules who shall have substantial business experience in the investment advisory industry, and shall otherwise be conducted in accordance with the American Arbitration Association Commercial Arbitration Rules. The parties covenant that they will participate in the arbitration in good faith and that they will share equally its costs except as otherwise provided herein. The provisions of this Section 12.2 shall be enforceable in any court of competent jurisdiction, and the parties shall bear their own costs in the event of any proceeding to enforce this Agreement except as otherwise provided herein. The arbitrator shall assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party or parties and any expenses incurred in connection with compelling arbitration) in favor of the prevailing party or parties against the other party or parties to such proceeding. Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys' fees, incurred by the other party in enforcing the award.

            12.3 WAIVERS. Any waiver of any terms or conditions or of the breach of any covenant, agreement, representation or warranty of this Agreement in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, agreement, representation or warranty, nor shall any failure or delay at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner a party's right at a later time to enforce or require performance of such provision or of any provision hereof; PROVIDED, HOWEVER, that no such waiver, unless it, by its own terms, explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provision being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance.

            12.4 GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the State of Delaware, without applying the choice of law or conflicts of law provisions thereof.

            12.5 NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered or sent by facsimile transmission, upon receipt, or if sent by registered or certified mail, upon the sooner of the date on which receipt is acknowledged or the expiration of three (3) days after deposit in United States post office facilities properly addressed with postage prepaid. All notices to a party will be sent to the addresses set forth below or to such other address or person as such party may designate by notice to each other party hereunder:

TO AMG:                       Affiliated Managers Group, Inc.
                              Two International Place, 23rd Floor
                              Boston, MA 02110
                              Attn: Nathaniel Dalton, Executive Vice President Facsimile No.: (617) 747-3380

With a copy to:               Simpson Thacher & Bartlett
                              425 Lexington Avenue
                              New York, NY 10017
                              Attn: Robert D. Goldbaum
                              Facsimile No.: (212) 455-2502

TO ANY MANAGEMENT OWNER:

                              To that Management Owner at the address set forth under such Management Owner's name on SCHEDULE 1.2 hereto.

In case of John Ragard,
with a copy to:               Richards, Layton & Finger, P.A.
                              One Rodney Square
                              P.O. Box 551
                              Wilmington, DE 19899
                              Attn: Julian H. Baumann, Jr.
                              Facsimile No.: (302) 651-7701

In each case, with a copy
to:                           Skadden, Arps, Slate, Meagher & Flom LLP
                              Four Times Square
                              New York, NY 10036
                              Attn: Russell G. D'Oench
                              Facsimile No.: (212) 735-2000

Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representatives.

            12.6 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits referred to herein and the other writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings (PROVIDED that the existing confidentiality agreement between AMG and certain of the parties hereto shall survive until the earlier of the Closing or expiration in accordance with its terms, at which time it shall expire). No promises, representations, understandings, warranties and agreements have been made by any of the parties hereto except as referred to herein or in such Schedules and Exhibits or in such other writings; and all inducements to the making of this Agreement and the transactions contemplated hereby which were relied upon by any party hereto have been expressed herein or in such Schedules or Exhibits or in such other writings.

            12.7 ASSIGNABILITY; BINDING EFFECT. This Agreement or any of the obligations or rights hereunder: (a) may not be assigned by AMG, without the prior written consent of FAI (on behalf of each of the Management Owners (other than the Majority Management Owners), and FAI shall be authorized to consent on behalf of each of such Management Owners other than the Majority Management Owners), other than to an entity under the control of AMG (for which consent shall not be required), and it being further understood and agreed that AMG shall be permitted at any time prior to the Closing (without the consent of any other party hereto) to designate another direct or indirect subsidiary of AMG to replace FA (WY) Acquisition for any purpose hereunder; PROVIDED that, in all cases, no such assignment by AMG shall relieve AMG of its obligations under this Agreement; and (b) may not be assigned by any of the Management Owners without the prior written consent of AMG. This Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective successors, heirs, executors, administrators and permitted assigns.

            12.8 CAPTIONS AND GENDER. The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, as the context may require.

            12.9 EXECUTION IN COUNTERPARTS. For the convenience of the parties and to facilitate execution, this Agreement may (a) be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document, and (b) be executed by facsimile.

            12.10 AMENDMENTS. This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by AMG, each of the Majority Management Owners (other than FF) and FAI (on behalf of each of the Management Owners other than the Majority Management Owners); for all purposes of this Agreement, any amendment or modification of this Agreement, or waiver of any provision hereof, executed by FAI shall be binding upon each of the Management Owners (other than the Majority Management Owners), and FAI shall be authorized to so bind each of the Management Owners (other than the Majority Management Owners) thereby.

            12.11 PUBLICITY AND DISCLOSURES. No press releases or public disclosure, either written or oral, of the transactions contemplated by this Agreement, shall be made by a party to this Agreement or any representative or agent thereof without the prior written consent of AMG and FAI (on its own behalf and on behalf of each of the Management Owners), which consent shall not be unreasonably withheld, except as is otherwise required by applicable laws, rules and regulations (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder).

            12.12 CONSENT TO JURISDICTION. Each of the parties hereby consents to personal jurisdiction, service of process and venue in the federal or state courts of Delaware for any claim, suit or proceeding arising under this Agreement and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state's courts or, to the extent permitted by law, in any federal court sitting in such state (in each case subject to Section 12.2 hereof). Each of the parties hereby irrevocably consents to the service of process in any such action or proceeding by the mailing by certified mail of copies of any service or copies of the summons and complaint and any other process to such party at the address specified in
Section 12.5 hereof. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit or in any other manner permitted by law, and nothing contained herein shall affect the right of a party to service of legal process or to bring any action or proceeding in the courts of other jurisdictions (subject to Section 12.2 hereof).

            12.13 SCHEDULES AND EXHIBITS. All Exhibits and Schedules attached to this Agreement are incorporated and shall be treated as if set forth herein. Each Management Owner shall have the right to receive a copy of this Agreement and the Exhibits and Schedules and Annexes attached hereto, provided that
SCHEDULE 1.2 hereto will be redacted as to all information pertaining to any Management Owner other than the Management Owner receiving a copy of SCHEDULE 1.2, and such Management Owner shall have the right to review only that information regarding such Management Owner's own financial information.

            12.14 CONSENT. The WY LLC consents to the transfers contemplated by this Agreement.


                                  [END OF TEXT]

            IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above by their duly authorized representatives.


                                        AFFILIATED MANAGERS GROUP, INC.


                                        By: /s/ Seth W. Brennan
                                            --------------------------------
                                            Name:  Seth W. Brennan
                                            Title: Executive Vice President


                                        /s/ Lynda J. Campbell
                                        --------------------------------------
                                        Lynda J. Campbell

                                        /s/ William F. D'Alonzo
                                        --------------------------------------
                                        William F. D'Alonzo

                                        /s/ Nathan Dougall
                                        --------------------------------------
                                        Nathan Dougall

                                        /s/ William Dugdale
                                        --------------------------------------
                                        William Dugdale

                                        /s/ Jon S. Fenn
                                        --------------------------------------
                                        Jon S. Fenn

                                        /s/ Carl S. Gates
                                        --------------------------------------
                                        Carl S. Gates

                                        /s/ Christopher G. Long
                                        --------------------------------------
                                        Christopher G. Long

                                        /s/ Francis Okoniewski
                                        --------------------------------------
                                        Francis Okoniewski

                                        /s/ John P. Ragard
                                        --------------------------------------
                                        John P. Ragard

                                        /s/ Ethan Steinberg
                                        --------------------------------------
                                        Ethan Steinberg

For purposes of providing the consent
contained in Section 12.14:

FRIESS ASSOCIATES, LLC



By: /s/ Foster S. Friess
    -----------------------------
    Name:  Foster S. Friess
    Title: President